                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Reports of FirstEnergy Corp., Ohio Edison Company, The Cleveland Electric Illuminating Company and The Toledo Edison Company ("Companies") on Form 10-Q/A for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Reports"), each undersigned officer of each of the Companies, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      (1) Each of the Reports fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in each of the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company to which it relates.



                                                /s/H. Peter Burg
                                       ---------------------------------------
                                                   H. Peter Burg
                                               Chief Executive Officer

                                                  August 18, 2003



                                              /s/Richard H. Marsh
                                       ---------------------------------------
                                                 Richard H. Marsh
                                               Chief Financial Officer

                                                  August 18, 2003


                                       95